                                                                    EXHIBIT 21.1

                               MCI WORLDCOM, INC.

                                SUBSIDIARIES (1)





Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI WORLDCOM, Inc. (Parent)                                                                Georgia

Biz-Tel Corporation                                                                        Florida

Com Systems, Inc.                                                                        California

Healan Communications, Inc.                                                                Georgia

ITC Tele-Services, Inc.                                                                  Washington

Military Communications Center, Inc.                                                      Delaware

Touch 1 Long Distance, Inc.                                                                Alabama

TransCall America, Inc.                                                                    Georgia

WorldCom Network Services, Inc.                                                           Delaware

Virginia WorldCom, Inc.                                                                   Virginia

IDB WorldCom, Inc.                                                                        Delaware

WorldCom Federal Systems, Inc.                                                            Delaware

IDB Media Group, Inc.                                                                     Delaware

IDB WorldCom Services, Inc.                                                               Delaware

IDB London Gateway Limited (50%)                                                       United Kingdom

WorldCom Caribbean, Inc.                                                                  New York

WorldCom Network Services Asia, Inc.                                                        Korea

WorldCom International, Inc.                                                              Delaware

WorldCom Telecommunications Services, GmbH                                                 Germany

International Telecom Carrier Services (Benelux) B.V.                                  The Netherlands

WorldCom Telecommunications Services, S.A.                                                 France

WorldCom Ireland                                                                           Ireland

IDB Communications Group Limited                                                       United Kingdom

WorldCom Wireless, Inc.                                                                    Arizona

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

TTI National, Inc.                                                                        Delaware

BLT Technologies, Inc.                                                                   Washington

CS Network Services, Inc.                                                                California

TMC Communications, Inc.                                                                 California

Western Business Network, Inc.                                                           California

TMC Communications, L.P.                                                                 California

WorldCom Pacific, L.L.C.                                                                  Delaware

MCI WorldCom Management Company, Inc.                                                     Delaware

WorldCom Purchasing, LLC                                                                  Delaware

MFS Communications Company, Inc.                                                          Delaware

Centex Telemanagement, Inc.                                                               Delaware

Centex Telemanagement of California, Inc.                                                 Delaware

MFS Domestic Personnel, Inc.                                                              Delaware

MFS Foreign Personnel, Inc.                                                              California

MFS Global Network Services, Inc.                                                         Delaware

MFS Telecom, Inc.                                                                         Delaware

Chicago Fiber Optic Corporation                                                           Illinois

Fibernet, Inc.                                                                            Delaware

FiberNet Rochester, Inc.                                                                  Delaware

Institutional Communications Company                                                      Virginia

Northeast Networks, Inc.                                                                  Delaware

MFS Telephone, Inc.                                                                       Delaware

MFS Telephone of Missouri, Inc.                                                           Missouri

MFS Telephone of New Hampshire, Inc.                                                    New Hampshire

MFS Telephone of Virginia, Inc.                                                           Virginia

MFSA Holding, Inc.                                                                        Delaware

Metrex Corporation                                                                         Georgia

Metropolitan Fiber Systems/McCourt, Inc.                                                  Delaware

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

Metropolitan Fiber Systems of Alabama, Inc.                                               Delaware

Metropolitan Fiber Systems of Arizona, Inc.                                               Delaware

Metropolitan Fiber Systems of Baltimore, Inc.                                             Delaware

Metropolitan Fiber Systems of California, Inc.                                            Delaware

Metropolitan Fiber Systems of Columbus, Inc.                                              Delaware

Metropolitan Fiber Systems of Connecticut, Inc.                                           Delaware

Metropolitan Fiber Systems of Dallas, Inc.                                                Delaware

Metropolitan Fiber Systems of Delaware, Inc.                                              Delaware

Metropolitan Fiber Systems of Denver, Inc.                                                Delaware

Jones Lightwave of Denver, Inc.                                                           Colorado

Metropolitan Fiber Systems of Detroit, Inc.                                               Delaware

Metropolitan Fiber Systems of Florida, Inc.                                               Delaware

Metropolitan Fiber Systems of Hawaii, Inc.                                                Delaware

Metropolitan Fiber Systems of Houston, Inc.                                               Delaware

Metropolitan Fiber Systems of Indianapolis, Inc.                                          Delaware

Metropolitan Fiber Systems of Iowa, Inc.                                                  Delaware

Metropolitan Fiber Systems of Kansas, Inc.                                                Delaware

Metropolitan Fiber Systems of Kentucky, Inc.                                              Delaware

Metropolitan Fiber Systems of Massachusetts, Inc.                                         Delaware

Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.                                  Delaware

Metropolitan Fiber Systems of Kansas City, Missouri, Inc.                                 Missouri

Metropolitan Fiber Systems of Nebraska, Inc.                                              Delaware

Metropolitan Fiber Systems of Nevada, Inc.                                                Delaware

Metropolitan Fiber Systems of New Hampshire, Inc.                                       New Hampshire

Metropolitan Fiber Systems of New Jersey, Inc.                                            Delaware

Metropolitan Fiber Systems of New Orleans, Inc.                                           Delaware

Metropolitan Fiber Systems of New York, Inc.                                              Delaware

Metropolitan Fiber Systems of North Carolina, Inc.                                        Delaware

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

Metropolitan Fiber Systems of Ohio, Inc.                                                  Delaware

Metropolitan Fiber Systems of Oklahoma, Inc.                                              Delaware

Metropolitan Fiber Systems of Oregon, Inc.                                                Delaware

Metropolitan Fiber Systems of Philadelphia, Inc.                                          Delaware

Metropolitan Fiber Systems of Pittsburgh, Inc.                                            Delaware

Metropolitan Fiber Systems of Rhode Island, Inc.                                          Delaware

Metropolitan Fiber Systems of Seattle, Inc.                                               Delaware

Metropolitan Fiber Systems of St. Louis, Inc.                                             Missouri

Metropolitan Fiber Systems of Tennessee, Inc.                                             Delaware

Metropolitan Fiber Systems of Virginia, Inc.                                              Delaware

Virginia Metrotel, Inc.                                                                   Virginia

Metropolitan Fiber Systems of Wisconsin, Inc.                                             Delaware

MFS/C-TEC                                                                                 Delaware

WorldCom ICC, Inc.                                                                        Delaware

McCourt Fiber Network, Inc.                                                             Massachusetts

WorldCom Technologies, Inc.                                                               Delaware

WorldCom Technologies of Virginia, Inc.                                                   Virginia

MFS Datanet, Inc.                                                                         Delaware

Cylix Communications Corporation                                                          Tennessee

Eagle Uplink Corporation                                                                  Tennessee

MFS International, Inc.                                                                   Delaware

MFS International Holdings, L.L.C.                                                        Delaware

MFS Globenet, Inc.                                                                        Delaware

WorldCom Overseas Holding, Inc.                                                           Delaware

MFS CableCo U.S., Inc.                                                                    Delaware

MCI WorldCom Global Networks Limited                                                       Bermuda

MCI WORLDCOM Global Networks U.S., Inc.                                                   Delaware

MCI Telecommunications Limited                                                         United Kingdom

MCI Worldphone Limited                                                                 United Kingdom

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

Gemini Submarine Cable System Limited (50%)                                                Bermuda

Gemini Submarine Cable System (UK) Limited (50%)                                       United Kingdom

MCI WorldCom Limited (formerly WorldCom International Limited)                         United Kingdom

MK International Limited                                                               United Kingdom

McCourt Cable and Communications Limited                                               United Kingdom

WorldCom Asia Pacific Limited                                                          Cayman Islands

WorldCom Development S.A.                                                                  Belgium

N.V. WorldCom (50%)                                                                        Belgium

MFS Communications of Canada, Inc.                                                         Canada

WorldCom A/S                                                                               Denmark

WorldCom S.A.                                                                              France

MFS Communications GmbH                                                                    Germany

MKI Konstruktionsgesellschaft fur Telecommunikationsanlagen mbH                            Germany

WorldCom Communications B.V.                                                           The Netherlands

WorldCom S.p.A.                                                                             Italy

WorldCom Japan Ltd.                                                                         Japan

WorldCom East, Inc.                                                                       Delaware

WorldCom Telecommunications, S.A.                                                           Spain

WorldCom A.B.                                                                              Sweden

WorldCom A.G.                                                                            Switzerland

WorldCom Asia Pte. Ltd.                                                                   Singapore

WorldCom Pty. Ltd.                                                                        Australia

UUNET Technologies, Inc.                                                                  Delaware

UUNET Deutschland GmbH                                                                     Germany

UUNET Holding Corp.                                                                       Delaware

UUNET International, Ltd.                                                                 Delaware

UUNET Hong Kong Limited                                                                   Hong Kong

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

UUNET Australia, Ltd.                                                                     Delaware

UUNET Japan, Ltd.                                                                         Delaware

UUNET Canada, Inc. (74.7%)                                                             Ontario, Canada

UUNET European Operations Center B.V.                                                  The Netherlands

UUNET Italia SRL                                                                            Italy

Metrix Interlink Corporation                                                           Ontario, Canada

UUNET Pipex B.V.                                                                       The Netherlands

UUNET Holdings GmbH                                                                        Germany

Unipalm Group plc                                                                      United Kingdom

Unipalm Limited                                                                        United Kingdom

The Public IP Exchange Limited                                                         United Kingdom

UUNET Pipex Belgium, N.V.                                                                  Belgium

INnet International N.V.                                                                   Belgium

INnet Belgie N.V.                                                                          Belgium

INnet Luxembourg SA                                                                      Luxembourg

INnet Netherlands                                                                      The Netherlands

InterNLnet B.V.  (50%)                                                                 The Netherlands

NLnet Holding B.V.                                                                     The Netherlands

NLnet Development B.V.                                                                 The Netherlands

NLnet Services Amsterdam B.V.                                                          The Netherlands

NLnet Services B.V.                                                                    The Netherlands

Internet-Way S.A.                                                                          France

UUNET Schweiz GmbH                                                                       Switzerland

UUNET Japan K.K.                                                                            Japan

UUNET Singapore Pte. Ltd.                                                                 Singapore

UUNET Sweden AB (in formation)                                                             Sweden

UUNET Holdings Australia Pty. Ltd.                                                        Australia

OzEmail Limited (96%)                                                                     Australia

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI WORLDCOM Advanced Networks LLC                                                        Delaware

WorldCom Advanced Networks Systems Integration Group Southwest, Inc.                        Texas

CompuPlex Incorporated                                                                      Ohio

CompuServe Canada Limited                                                                  Canada

WorldCom Advanced Networks AG                                                            Switzerland

WorldCom Advanced Networks S.A.R.L.                                                        France

WorldCom Advanced Networks B.V.                                                        The Netherlands

WorldCom Advanced Networks Consulting Limited                                          United Kingdom

WorldCom Advanced Networks Limited                                                     United Kingdom

CompuServe Network Services GmbH                                                           Germany

CompuServe AB                                                                              Sweden

CNS Information (S) Pte Ltd                                                               Singapore

CompuServe International Pty Limited                                                      Australia

WorldCom Advanced Networks HK Limited                                                     Hong Kong

ANS Communications Europe Limited                                                      United Kingdom

ANS Japan, Inc.                                                                             Japan

A.N.S. France S.A.R.L.                                                                     France

ALD Communications, Inc.                                                                 California

Bittel Telecommunications Corporation                                                    California

Brooks Fiber Properties, Inc.                                                             Delaware

BFC Communications, Inc.                                                                   Nevada

Brooks Fiber Communications-LD, Inc.                                                       Nevada

Brooks Fiber Communications of Arkansas, Inc.                                             Delaware

Brooks Fiber Communications of Bakersfield, Inc.                                          Delaware

Brooks Fiber Communications of Connecticut, Inc.                                          Delaware

Brooks Fiber Communications of Fresno, Inc.                                               Delaware

Brooks Fiber Communications of Idaho, Inc.                                                Delaware

Brooks Fiber Communications of Massachusetts, Inc.                                        Delaware

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

Brooks Fiber Communications of Michigan, Inc.                                             Michigan

Brooks Fiber Communications of Minnesota, Inc.                                            Delaware

Brooks Fiber Communications of Mississippi, Inc.                                          Delaware

Brooks Fiber Communications of Missouri, Inc.                                             Delaware

Brooks Fiber Communications of Nevada, Inc.                                               Delaware

Brooks Fiber Communications of New England, Inc.                                          Delaware

Brooks Fiber Communications of New Mexico, Inc.                                           Delaware

Brooks Fiber Communications of New York, Inc.                                             Delaware

Brooks Fiber Communications of Ohio, Inc.                                                 Delaware

Brooks Fiber Communications of Oklahoma, Inc.                                             Delaware

Brooks Fiber Communications of Rhode Island, Inc.                                         Delaware

Brooks Fiber Communications of Sacramento, Inc.                                            Nevada

Brooks Fiber Communications of San Jose, Inc.                                              Nevada

Brooks Fiber Communications of Stockton, Inc.                                             Delaware

Brooks Fiber Communications of Tennessee, Inc.                                            Delaware

Brooks Fiber Communications of Texas, Inc.                                                Delaware

Brooks Fiber Communications of Tucson, Inc.                                               Delaware

Brooks Fiber Communications of Tulsa, Inc.                                                Delaware

Brooks Fiber Communications of Utah, Inc.                                                 Delaware

Brooks Fiber Communications of Virginia, Inc.                                             Virginia

B.T.C. Real Estate Investments, Inc.                                                      Missouri

BTC Transportation Corporation                                                            Delaware

Fibercom of Missouri, Inc.                                                                Missouri

J.B. Telecom, Inc.                                                                        Missouri

Tenant Network Services, Inc.                                                            California

BTC Finance Corp.                                                                         Delaware

New England Fiber Communications L.L.C.                                                   Delaware

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

Michigan Fiber Communications, L.L.C. (50%)                                               Delaware


WorldCom Funding Corporation                                                              Delaware


MCI WORLDCOM Venture Fund, Inc.                                                           Delaware


MCI WORLDCOM Synergies Management Company, Inc. (89.5%)                                   Delaware


MCI WORLDCOM Brands, L.L.C.                                                               Delaware


MCI WorldCom Holding France                                                                France


1-800-Collect, Inc.                                                                       Delaware


Advantage Company Limited                                                                  Bermuda


Darome Teleconferencing L.L.C.                                                            Delaware


Marconi Telegraph Cable Company, Inc.                                                     New York


MCI Canada, Inc.                                                                          Delaware


MCI Communications Corporation                                                            Delaware


MCI Equipment Acquisition Corporation                                                     Delaware

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI WorldCom Financial Management Corporation                                             Delaware

MCI Galaxy III Transponder Leasing, Inc.                                                  Delaware

MCI Global Access Corporation                                                             New York

MCI Global Resources, Inc.                                                                Delaware

MCI Global Support Corporation                                                            Delaware

MCI International Services, L.L.C.                                                        Delaware



MCI International Telecommunications Corporation                                          Delaware

MCI International, Inc.                                                                   Delaware

MCI Investments Holdings, Inc.                                                            Delaware

MCI Network Technologies, Inc.                                                            Delaware

MCI Omega Properties, Inc.                                                                Delaware

MCI Research, Inc.                                                                        Delaware

MCI Systemhouse Corp.                                                                     Delaware

MCI Systemhouse LLC                                                                       Delaware

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI Telecommunications Corporation                                                        Delaware

MCI Telecommunications Corporation of Virginia                                            Virginia

MCI Transcon Corporation                                                                  Delaware

MCI Transponder Leasing, Inc.                                                             Delaware

MCI Videocom, Inc.                                                                        Delaware

MCI Wireless, Inc.                                                                        Delaware

MCI/OTI Corporation                                                                       Delaware

MCImetro Access Transmission Services LLC                                                 Delaware

MCI WORLDCOM Brooks Telecom, LLC                                                          Delaware

MCI WORLDCOM MFS Telecom, LLC                                                             Delaware

MCImetro Access Transmission Services of Virginia, Inc.                                   Virginia

N.C.S. Equipment Corporation                                                              New York

networkMCI, Inc.                                                                          Delaware

Nova Cellular Co.                                                                         Illinois

Overseas Telecommunications, Inc.                                                         Delaware


                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------


Pneumo Services Corporation                                                               Delaware


Southernet of South Carolina, Inc.                                                     South Carolina


Southernnet Systems, Inc.                                                                 Virginia


Southernnet, Inc.                                                                          Georgia


Systemhouse Federal Systems Inc.                                                          Delaware


SHL Systemhouse Co.                                                                        Canada


Telecom*USA, Inc.                                                                         Delaware


Teleconnect Company                                                                         Iowa


Teleconnect Long Distance Services & Systems Co.                                            Iowa


The Source 2 Group, L.L.C.

3568695 Canada, Inc.                                                                       Canada


Western Union International, Inc.                                                         Delaware


MCI WORLDCOM Brazil LLC                                                                   Delaware

MCI International (Argentina) S.A.                                                        Argentina


MCI International (Belize) Ltd.                                                            Belize

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI Bolivian Investments Company S.A.                                                      Bolivia


Corporacion ABC Internacional,s. de R.L. de C.V.                                           Mexico


Startel-Participacoes Ltda.                                                                Brazil


MCI Solutions Telecomunicacoes LTDA.                                                       Brazil


MCI International Telecomunicacoes do Brasil Ltda.                                         Brazil


MCI International (Chile) S.A.                                                              Chile


MCI International (Columbia) Ltda.                                                        Columbia


Cuba Transatlantic Radio Corporation                                                        Cuba


Havana District Telegraphic Company                                                         Cuba


MCI Internacional Guatemala, Sociedad Anonima                                          Guatemala City


Telefonica Pan Americana MCI de Panama, S.A.                                             Panama City


Telefonica Pan Americana MCI, BV                                                       The Netherlands


MCI International Panama, S.A.                                                             Panama


MCI International de Venezuela, S.A.                                                      Venezuela



                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI International (Belgium) S.A./N.V.                                                      Belgium


MCI International (France) S.A.R.L.                                                        France


MCI International (Deutschland) GmbH                                                       Germany


MCI International (Ireland) Limited                                                        Ireland


MCI International (Italy) S.R.L.                                                            Italy


MCI Global Ventures B.V.                                                               The Netherlands


MCI International (Japan) Co., Ltd.                                                         Japan


MCI International (Taiwan) Co. Ltd.                                                      Taiwan, ROC



MCI Telecommunications (Israel) Ltd.                                                       Israel



MCI Telecommunications (South Africa) (Proprietary) Limited                             South Africa


MCI International (Portugal) Telecomunicacoes, Lda.                                       Portugal


MCI International (Sweden) AB                                                              Sweden


MCI (CIS) LLC (50%)                                                                        Russia

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

MCI-CIS                                                                                    Russia

Empresa Brasileira de Telecomunicacoes (51.14%)                                            Brazil

Embratel Participacoes S.A. (51.79%)                                                       Brazil

SHL Systemhouse de Mexico, S.A. de C.V.                                                    Mexico

SF Services                                                                            United Kingdom

Systemhouse de Sur America, CA.                                                           Venezuela

502300 New Brunswick, Inc.                                                                 Canada

Comper S.A. de CV.                                                                         Mexico

Dirtech S.A. de CV                                                                         Mexico


Integradora de Servicios, Central, S.A. de C.V. (50%)                                      Mexico

Advanced Management Services                                                              Venezuela

SHL Systemhouse Europe Limited                                                         United Kingdom

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

SHL Systemhouse Argentina S.A.                                                            Argentina

SHL Systemhouse Ireland Limited                                                            Ireland

Systemhouse (Barbados) Inc.                                                               Barbados

Systemhouse International SA                                                             Switzerland

SHL Subco 1** Inc.                                                                         Canada

SHL Subco 2** Inc.                                                                         Canada

SHL Subco 3** Inc.                                                                         Canada

SHL Subco 4** Inc.                                                                         Canada

SHL Subco 5** Inc.                                                                         Canada

Integradora de Servicios S.A. de C.V. (50%)                                                Mexico

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

SHL Systemhouse Nederland B.V.                                                         The Netherlands

SHL Computer Innovations Inc.                                                              Canada

503455 New Brunswick, Inc.                                                                 Canada

SHL Systemhouse Belgium N.V.                                                               Belgium

SHL Outsourcing Services UK Ltd.                                                       United Kingdom

Geovision Systems Ltd                                                                  United Kingdom

SHL Technology Solutions Ltd                                                           United Kingdom

Universal Money Systems Ltd                                                            United Kingdom

Clarion Training Ltd                                                                   United Kingdom

Trans-Act Ltd                                                                          United Kingdom

                                                                    EXHIBIT 21.1

Name of Company (2)                                                                     Jurisdiction
-------------------                                                                   of Incorporation
                                                                                      ----------------

Computer Marketing Ltd                                                                 United Kingdom

Compurter Marketing (1992) Ltd.                                                        United Kingdom

SHL Systemhouse (UK) Ltd                                                               United Kingdom

Wolsingvale Limited                                                                    United Kingdom

West Surrey Computer Ltd                                                               United Kingdom

Planning Consultancy Ltd                                                               United Kingdom

Computers North East Ltd.                                                              United Kingdom

Strategem Limited                                                                      United Kingdom

                                                                    EXHIBIT 21.1



(1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.